Exhibit 10.3

Schedule of Omitted Documents

of Strategic Storage Trust II, Inc.

The following Purchase and Sale Agreements have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects, except as noted below, to Exhibit 10.1 to this Form 8-K:

1.	Purchase and Sale Agreement, dated as of March 25, 2016, by and between Copans Storage, Ltd., and Trisun Copans, LLC, as tenants in common, and SST II Acquisitions, LLC for the purchase of 2320 NE 5th Avenue (purchase price $18,576,855.00)

2.	Purchase and Sale Agreement, dated as of March 25, 2016, by and between Lake Worth Self-Storage Limited Partnership and SST II Acquisitions, LLC for the purchase of 8135 Lake Worth Road (purchase price $23,064,525.00)

3.	Purchase and Sale Agreement, dated as of March 25, 2016, by and between Magi Florida Partners, Limited and SST II Acquisitions, LLC for the purchase of 2581 Jupiter Park Drive (purchase price $26,925,992.50)

4.	Purchase and Sale Agreement, dated as of March 25, 2016, by and between Royal Palm Storage Limited Partnership and SST II Acquisitions, LLC for the purchase of 10719 Southern Boulevard (purchase price $24,003,787.50)

5.	Purchase and Sale Agreement, dated as of March 25, 2016, by and between VSC of Palm Beach Limited Partnership and SST II Acquisitions, LLC for the purchase of 501 NW Business Center Drive (purchase price $14,506,635.00)

6.	Purchase and Sale Agreement, dated as of March 25, 2016, by and between Wellington Storage Limited Partnership and SST II Acquisitions, LLC for the purchase of 1341 State Road 7 (purchase price $21,916,510.00)

7.	Purchase and Sale Agreement, dated as of March 25, 2016, by and between Abby Mini Storage Limited Partnership and SST II Acquisitions, LLC for the purchase of 10451 NW 33rd Street (purchase price $24,838,715.00)

8.	Purchase and Sale Agreement, dated as of March 25, 2016, by and between Cypress Self Storage, LLC and SST II Acquisitions, LLC for the purchase of 7755 Preserve Lane (purchase price $25,673,615.00)

9.	Purchase and Sale Agreement, dated as of March 25, 2016, by and between Linton Storage Ltd. and SST II Acquisitions, LLC for the purchase of 189 W. Linton Boulevard (purchase price $30,787,487.50)

10.	Purchase and Sale Agreement, dated as of March 25, 2016, by and between Fullerton Mini Storage, LLC and 7989 Rossville, LLC, and SST II Acquisitions, LLC for the purchase of 7989 and 7979 Rossville Boulevard (purchase $28,387,095.00)